                                                                    EXHIBIT 10.5


                  TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM

                              DECLARATION OF TRUST

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

ARTICLE I - STATEMENT OF PURPOSE............................................   1
     1.1     Declaration of Trust...........................................   1
     1.2     Statement of Purpose...........................................   3

ARTICLE II - DEFINITIONS....................................................   3
     2.1     "Act"..........................................................   3
     2.2     "Adoption Agreement"...........................................   3
     2.3     "Affiliate"....................................................   3
     2.4     "Association"..................................................   3
     2.5     "Code".........................................................   3
     2.6     "Declaration of Trust".........................................   4
     2.7     "Exhibit"......................................................   4
     2.8     "Investment Manager"...........................................   4
     2.9     "Performance Evaluation Consultant"............................   4
    2.10     "Plan".........................................................   4
    2.11     "Plan Committee"...............................................   4
    2.12     "Signatory"....................................................   4
    2.13     "System".......................................................   4
    2.14     "System Committee".............................................   4
    2.15     "System Coordinator"...........................................   4
    2.16     "Trust Fund"...................................................   4
    2.17     "Trustee"......................................................   5

ARTICLE III - RETIREMENT SYSTEM COMMITTEE...................................   5
     3.1     Function.......................................................   5
     3.2     Membership.....................................................   5
     3.3     Term of Office.................................................   5
     3.4     Vacancies......................................................   6
     3.5     Resignation/Removal from System Committee......................   6
     3.6     Meeting Dates..................................................   6
     3.7     Organization...................................................   7
     3.8     Powers and Duties..............................................   7
     3.9     Action of the System Committee.................................   8
    3.10     Liability of Members of System Committee.......................   8
    3.11     Compensation of Members; Bond; Expenses........................   9

ARTICLE IV - TRUSTEE........................................................   9
     4.1     Function.......................................................   9
     4.2     Qualifications.................................................   9
     4.3     Duties and Powers..............................................   9

                               TABLE OF CONTENTS
                               -----------------
                                   Continued
                                                                            Page
                                                                            ----

     4.4     Records........................................................  12
     4.5     Compensation...................................................  13
     4.6     Responsibility.................................................  13
     4.7     Change of Name, Merger or Consolidation........................  13
     4.8     Resignation or Discharge of the Trustee........................  13
     4.9     Successor Trustee..............................................  14
    4.10     Reliance Upon Acts of Trustee..................................  14

ARTICLE V - SYSTEM COORDINATOR..............................................  14
     5.1     Qualification and Duties.......................................  14
     5.2     Compensation...................................................  14
     5.3     Resignation or Discharge of System Coordinator.................  15
     5.4     Successor System Coordinator...................................  15

ARTICLE VI - PERFORMANCE EVALUATION CONSULTANT..............................  15
     6.1     Qualification and Duties.......................................  15
     6.2     Compensation...................................................  15
     6.3     Resignation or Discharge of Performance Evaluation Consultant..  16
     6.4     Successor Performance Evaluation Consultant....................  16

ARTICLE VII - INVESTMENT MANAGER............................................  16
     7.1     Qualification and Duties.......................................  16
     7.2     Compensation...................................................  17
     7.3     Resignation or Discharge of Investment Manager.................  18
     7.4     Successor Investment Manager...................................  18

ARTICLE VIII - ADMINISTRATIVE EXPENSES......................................  18
     8.1     Payment by Signatories.........................................  18

ARTICLE IX - PROHIBITION AGAINST DIVERSION OF FUNDS.........................  18
     9.1     Exclusive Benefit..............................................  18

ARTICLE X - AMENDMENTS......................................................  18
    10.1     Amendment of Declaration of Plan Documents.....................  18

ARTICLE XI - MISCELLANEOUS..................................................  19
    11.1     Liability......................................................  19
    11.2     Governing Law..................................................  19
    11.3     Severability of Provisions.....................................  19
    11.4     Headings.......................................................  20

                               TABLE OF CONTENTS
                               -----------------
                                   Continued
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                                                                            ----

    11.5     Multiple Copies................................................  20
    11.6     Retention of Affiliate of Trustee..............................  20

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TRAVIS    (S)

                  TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM

                                    PREAMBLE

     WHEREAS, the Texas Bankers Association, a nonprofit corporation organized and existing under the laws of the State of Texas (the "Association") and Mercantile National Bank at Dallas (the "Trustee"), a national banking association with trust powers duly organized and existing under the laws of the United States, by Declaration of Trust effective June 1, 1974, amended and restated the Texas Bankers Association Retirement System (the "System") originally effective November 1, 1948;

     WHEREAS, the Declaration of Trust was thereafter amended and restated effective June 1, 1986, by and between the Association and MBank Dallas, N.A. as Trustee;

     WHEREAS, the Declaration of Trust was thereafter amended and restated effective July 1, 1989, by and between the Association and First Interstate Bank of Texas, N.A.;

     WHEREAS, Section 10.1 of said Declaration of Trust reserved to the System Committee as constituted pursuant to Article III thereof, with the consent of the majority of the Signatories to the System, the right to amend the Declaration of Trust at any time to any lawful extent deemed advisable; and

     WHEREAS, the System Committee deems it advisable to amend the Declaration of Trust to make certain revisions for the benefit of Signatories thereto and the System Committee has received the consent of a majority of the Signatories to such amendment;

     NOW, THEREFORE, BE IT RESOLVED that effective as of April 1, 1991, the Declaration of Trust establishing the Texas Bankers Association Retirement System is hereby amended and restated as follows:

                                   ARTICLE I

                              STATEMENT OF PURPOSE


     1.1  Declaration of Trust.  Subject to the terms, conditions, and
          --------------------
limitations contained herein, the Association does hereby amend and restate the Texas Bankers Association Retirement System, originally effective November 1, 1948, for the exclusive benefit of employees of (i) the Association, (ii) each banking institution domiciled in the State of Texas which is currently a member or becomes a member of the Association and is a Signatory hereto; and (iii) each Affiliate of a member bank described in (ii) above.

     The System established by the terms of this Declaration of Trust as it relates individually to each Signatory by virtue of such Signatory's executed Adoption Agreement consists of the following documents incorporated herein by reference as fully as if copied verbatim herein:

          (a) Declaration of Trust (each Plan's adoption constitutes a separate trust);

          (b) One or more of the Plans or collective investment fund documents attached as Exhibits hereto which include:

              (1) Exhibit A: Texas Bankers Association Retirement System Defined Benefit Pension Plan;

              (2) Exhibit B: Texas Bankers Association Retirement System Profit Sharing Plan;

              (3) Exhibit C: Texas Bankers Association Retirement System Thrift Plan;

              (4) Exhibit D: Texas Bankers Association Retirement System Employee Stock Ownership Plan;

              (5) Exhibit E: Texas Bankers Association Retirement System Employee Savings Plan;

              (6) Exhibit F: Texas Bankers Association Retirement System Target Benefit Pension Plan;

              (7) Exhibit G: Texas Bankers Association Retirement System Collective Investment Equity Fund;

              (8) Exhibit H: Texas Bankers Association Retirement System Collective Investment Fixed Income Fund;

              (9) Exhibit I: Texas Bankers Association Retirement System Collective Investment Government Fund; and

              (10) Such other Texas Bankers Association Retirement System Exhibits as may from time to time be approved by the System Committee for use under the Texas Bankers Association Retirement System; and

          (c) Individual Signatory's Adoption Agreement, and any amendments thereto, which incorporates by reference the terms of this Declaration of Trust and the applicable Exhibit described above.

     1.2  Statement of Purpose.  The purpose of the System is to (i) provide a
          --------------------
convenient and economical method through which a Signatory may from time to time establish one or more employee benefit plans qualified under Code Section 401(a) with such Plan's own companion trust which is made a part thereof exempt under Code Section 501(a); and (ii) provide a method through which cost of administration of such Plans may be maintained at a reasonable level.

                                   ARTICLE II

                                  DEFINITIONS

     As used in this instrument, the following words and phrases have the meanings set forth below, unless the context clearly indicates otherwise, and whenever appropriate the singular shall include the plural and plural shall include the singular and the use of any gender shall include the other genders.

     2.1 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.2 "Adoption Agreement" means the Agreement executed by an entity eligible to participate hereunder as described in Section 1.1 for the purpose of establishing a qualified employee benefit plan under Section 401(a) of the Code through the Texas Bankers Association Retirement System and which incorporates by reference this Declaration of Trust and any amendments to this Declaration of Trust which may be made from time to time.

     2.3 "Affiliate" means an entity affiliated with a banking institution which is a member of the Texas Bankers Association and a Signatory to Texas Bankers Association Retirement System.

     2.4 "Association" means the Texas Bankers Association a nonprofit corporation duly organized and existing under the laws of the State of Texas and domiciled in Austin, Travis County, Texas.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 "Declaration of Trust" means this instrument amending and restating the Texas Bankers Association Retirement System, and as this instrument may be amended from time to time, and which incorporates herein by reference a Signatory's or Affiliate's Adoption Agreement and any amendments thereto.

     2.7  "Exhibit" means an employee benefit plan document described in Section
1.1 hereof.

     2.8 "Investment Manager" means one or more individuals or firms appointed by the System Committee to direct investment of a portion or all of the Trust Fund pursuant to Article VII hereof.

     2.9 "Performance Evaluation Consultant" means one or more individuals or firms appointed by the System Committee to direct investment of a portion of all of the Trust Fund pursuant to Article VII hereof.

     2.10 "Plan" means any Plan adopted by a Signatory or Affiliate which is an Exhibit to this Declaration of Trust.

     2.11 "Plan Committee" means the committee of persons designated by a Signatory pursuant to the terms of the Plan adopted by such Signatory or Affiliate which is given the discretionary authority and control for administration of such Plan.

     2.12 "Signatory" means a banking institution which is a member of the Texas Bankers Association and has adopted a Plan hereunder and shall also mean an Affiliate of such Signatory which has adopted a Plan hereunder.

     2.13 "System" means the Texas Bankers Association Retirement System established pursuant to the terms of this Declaration of Trust as may be amended from time to time.

     2.14 "System Committee" means the Retirement System Committee appointed pursuant to Article III hereof to supervise the administration of the Texas Bankers Association Retirement System.

     2.15 "System Coordinator" means a firm of employee benefit consultants and actuaries appointed by the System Committee pursuant to Article V hereof.

     2.16 "Trust Fund" means when referring to a particular Signatory's Plan, all property of every kind contributed by a Signatory pursuant to the terms of the Plan adopted by such Signatory or Affiliate and held in trust by the Trustee pursuant to the terms hereof and, means when referring to the entire System, the collective Trust Fund of all Signatories.

     2.17 "Trustee" means First Interstate Bank of Texas, N.A. or any duly appointed, qualified, and acting successor trustee appointed by the System Committee pursuant to Article IV hereof.

                                  ARTICLE III

                          RETIREMENT SYSTEM COMMITTEE

     The System established by the terms of this Declaration of Trust as it relates individually to each Signatory by virtue of such Signatory's executed Adoption Agreement consists of the following documents incorporated herein by reference as fully as if copied verbatim herein:

     3.1  Function. The System Committee shall be charged with the
          --------
responsibility for general supervision of the administration of the System.

     3.2  Membership.  The System Committee shall be comprised as follows:
          ----------

          (a) One (1) regular voting member appointed by the Chairman of the Association from each geographical district of the Association who shall be an officer, director, or employee of a Signatory hereto;

          (b) One (1) voting member who shall be the immediate past Chairman of the System Committee and, in the event such past Chairman's term on the System Committee shall have expired, shall be designated as a special voting member of the System Committee for a term of one (1) year;

          (c) The Chairman of the Association who shall be an ex-officio nonvoting member;

          (d) The President of the Association who shall be an ex-officio nonvoting member;

          (e) The General Counsel of the Association who shall be an ex-officio nonvoting member; and

          (f) One (1) member of the Trust Financial Services Division of the Association to be appointed by the Chairman of such division who shall be an ex-officio nonvoting member.

     3.3  Term of Office.  Each of the regular voting members described in
          --------------
Section 3.2(a) above shall be appointed for a four (4) year term and shall be eligible to serve no more than two (2) consecutive terms. The appointment by the Chairman of the

Association of such regular voting members shall be made in such a manner as to have staggered terms with the terms of two (2) members expiring each year.

     The members to fill vacancies on the System Committee caused by expiring terms shall be appointed by the Chairman of the Association on or before March 31st each year. System Committee members so appointed shall take office on the day of the System Committee meeting held in conjunction with the annual convention of the Association, or on June 1st of any year in which no annual convention is to be held.

     The term of office of each regular voting member shall continue until the later of the expiration of such term of office or until a successor has been duly appointed and has assumed the duties of his office.

     3.4  Vacancies.  Any vacancies resulting from death, resignation, removal,
          ---------
disability, or ineligibility of a regular voting member of the System Committee shall be filled within a reasonable period of tune by the Chairman of the Association with a member from the same geographical district of the Association from which such vacancy occurred, and any such successor shall become a member of the System Committee as of the date of appointment to fill the unexpired term. Any vacancy remaining unfilled by the Chairman of the Association at the end of thirty (30) days following the date vacancy occurred may be filled by majority vote of the remaining voting members of the System Committee. Written notice of appointment of any member shall be given to all other members of the System Committee and to the Secretary thereof as well as to the member so appointed.

     3.5  Resignation/Removal from System Committee.  Any member may resign from
          -----------------------------------------
the System Committee with or without cause by mailing written notice thereof to the Chairman of the Association and to the Secretary and every other member of the System Committee which shall be effective as of the date of receipt thereof. A member may be removed from the System Committee by the Chairman of the Association with or without cause upon written notice from the Chairman effective as of the date of receipt thereof.

     3.6  Meeting Dates.  The annual meeting of the System Committee shall be
          -------------
held at the annual convention of the Association, or in the event no annual convention is held in a particular year, on a specified date in the month of May determined by the Chairman of the System Committee. The System Committee shall normally meet on a quarterly basis. The time, dates, and location of such quarterly meetings shall be established by the Chairman of the System Committee at the annual meeting. Special meetings may be called by the Chairman or by a majority of the members of the System Committee at such time, date, and location as may be designated by notice in writing, or communicated by telephone, at least three (3) days prior to such meeting to all members of the System Committee and to the Secretary of the Association. A meeting of the System Committee shall also be permitted other than in person by means of a telephone conference or similar communication and participation therein shall constitute presence at such meeting.

     3.7  Organization. At the quarterly meeting of the System Committee
          ------------
immediately preceding the annual meeting, the System Committee shall elect a Chairman from among its members who shall preside at all meetings of the System Committee for the ensuing year beginning with the annual meeting. The President of the Texas Bankers Association shall be Secretary of the System Committee.
The Secretary may appoint an Assistant Secretary of the Association to perform the duties of such office in the absence of the Secretary. The Secretary shall keep the minutes of the System Committee's proceedings and all data, records, and documents pertaining to the System Committee's general supervision of the administration of the Plan.

     3.8  Powers and Duties.  To the extent not inconsistent with or in
          -----------------
contravention of the powers and duties granted to a Signatory's Plan Committee as described in the Signatory's Plan and this Trust, the System Committee shall have responsibility for general supervision of the administration of the System according to the terms and provisions hereof and shall have all right, power, and authority necessary to fulfill such responsibility including, but not limited to, the following:

          (1) To make rules and regulations for the administration of the System which are not inconsistent with the terms and provisions hereof, provided such rules and regulations are evidenced in writing and copies thereof delivered to the Trustee and to all Signatories;

          (2) To construe all forms, provisions, conditions, limitations and uncertain terms of the System, and its interpretation or construction thereof made in good faith shall be final and conclusive on all Signatories and any other interested parties;

          (3) To correct any defect, supply any omission, or reconcile any inconsistency that may appear in the System, in such manner and to such extent as deemed expedient to administer the System for the greatest benefit of all interested parties, and its decision made in good faith shall be final and conclusive on all Signatories and any other interested parties;

          (4) To select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, Investment Managers, Performance Evaluation Consultants, System Coordinator and such other agents, representative, and employees as the System Committee may deem necessary, advisable, or proper in exercising its responsibilities for administration of the System;

          (5) To pay any and all other costs and expenses incurred by the System Committee (including but not limited to.the costs and expenses incurred by the System Committee itself as well as the costs and expenses incurred under Section 3.8(4) above) in the administration of the System and to make a pro-rata allocation of such costs and expenses among the Signatories in a manner as may be determined by the System Committee. In the event such costs and expenses are not paid by the Signatories, the Trustee shall pay same from the assets of the appropriate Plan(s). The System Committee may require at any time an independent actuarial and/or financial audit of the Trust Fund. A copy of such audit shall be furnished to the Trustee and to each Signatory;

          (6) To determine all questions relating to the uniform administration of this System (but not with respect to eligibility, benefit and like determinations under any Signatories' Plan and Trust) for the benefit of participants and beneficiaries thereunder and resolve differences of opinion which may arise from time to time between a Signatory, the Trustee, the System Coordinator, Investment Manager, or Performance Evaluation Consultant; and

          (7) Every construction, interpretation, choice, determination or other exercise by the System Committee of its discretion, whether such discretion is either expressly or by implication authorized by the Trust, shall be conclusive and binding on all parties directly or indirectly affected without restriction, however, on the right of the System Committee, in its sole and absolute discretion, to reconsider and redetermine such actions. In exercising any power herein conferred, the System Committee shall in no event infringe upon those benefits protected under Code Section 411(d)(6) and applicable regulations thereto, nor shall the System Committee exercise such power in a manner which discriminates in favor of employees who are officers, shareholders, or highly compensated employees (as that phrase is defined in Code Section 414(q)) of any Signatory.

     3.9  Action of the System Committee.  Any act which the System Committee is
          ------------------------------
authorized or required to perform hereunder may be done by a majority of the members of the System Committee at any time, and the action of such majority of the members of the System Committee expressed by a vote pursuant to a meeting, or in writing without a meeting, shall constitute the action of the System Committee and shall have the same effect for all purposes as if assented to by all the members of the System Committee in office at the time such action is taken. Either the Chairman or the Secretary may execute any certificate or other written evidence of the action of the System Committee. Except as otherwise provided herein, the decision or judgment of the System Committee on any question arising hereunder shall be final and conclusive on all Signatories to the System and any other interested parties.

     3.10 Liability of Members of System Committee.  No member of the System
          ----------------------------------------
Committee shall be liable for any act or omission of any other member of the System Committee, the Trustee, System Coordinator, Signatory, Plan Committee, Investment Manger, Performance Evaluation Consultant, or any person or persons, partnerships, or corporations performing, or engaged to perform any service for the System except to the extent liability cannot be waived by reason of applicable laws. No member of the System

Committee shall be liable for any act or omission on his own part except to the extent liability cannot be waived by reason of applicable laws.

     3.11 Compensation of Members; Bond; Expenses.  The members of the System
          ---------------------------------------
Committee shall serve without bond unless bonding is required by law or regulation and shall serve without compensation for their services rendered hereunder. However, members shall be reimbursed for expenses incurred in performing duties prescribed herein.

                                   ARTICLE IV

                                    TRUSTEE

     4.1  Function.  The System shall be operated through the facilities of the
          --------
Trustee under the supervision of the System Committee. The Trustee upon signature hereto agrees to receive all property contributed by Signatories hereto and acceptable to the Trustee and to hold, preserve, manage, use, and otherwise disburse the Trust Fund in accordance with the provisions hereof and any written investment policy guidelines provided to the Trustee.

     4.2  Qualifications. The Trustee under the System shall be a corporation
          --------------
with trust powers duly organized and existing under the laws of the State of Texas or the laws of the United States and domiciled in the State of Texas which shall agree in writing to accept all the terms, provisions, conditions, and limitations hereof.

     4.3  Duties and Powers.  The Trustee is hereby authorized and empowered to
          -----------------
perform for and on behalf of each Signatory the following functions with respect to the Trust Fund of such Signatory:

          (a) When directed by the Plan Committee of a Signatory, to invest and reinvest the Trust Fund of such Signatory in one or more pooled investment accounts maintained by the Trustee for the benefit of Plans qualified under Code Section 401(a). To the extent of investment by the Trustee in a pooled investment account, the terms of the instrument establishing such pooled investment account are incorporated herein by reference. This provision constitutes the express permission required by Section 408(b)(8) of the Act. If, however, after a reasonable period of time the Plan Committee fails to instruct the Trustee with regard to the investment of its Plan Assets, the Trustee will use its cash equivalent accounts for the investment of such assets;

          (b) When directed by the Plan Committee, to purchase, surrender, borrow on, change beneficiaries, convert, exercise nonforfeiture options, or exercise any option accorded the absolute owner of insurance contracts, and to execute such instruments as may be deemed necessary or appropriate to effect such actions. The Trustee is empowered to hold title to, and to pay all premiums on, insurance contracts acquired at the direction of the Plan Committee;

          (c) When directed by the Plan Committee, to make investments of types other than as specified above permitted by applicable law or regulation;

          (d) When directed by the Plan Committee, to make distributions of benefits pursuant to the terms of a Signatory's Plan;

          (e) When directed by the System Committee, to receive or disburse funds for or on behalf of Signatories in order to facilitate payment of administrative expenses;

          (f) The Trustee in exercising its duties and powers shall carry out its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent trustee acting in a like capacity and familiar with the duties of a trustee of a tax-exempt employee benefit plan trust would use in the conduct of the administration and investment of the assets of the Trust under the Act and is specifically authorized and empowered:

              (1) To acquire property returning no income or slight income and to retain in cash or other property unproductive of income so much of the Trust Fund as deemed advisable, without liability therefor;

              (2) To deposit in its commercial banking department that portion of the Trust Fund awaiting investment or distribution, without liability for the payment of any interest thereon;

              (3) To borrow funds to the extent permitted by applicable law or regulation and mortgage or pledge any portion or all of the Trust Fund represented by or acquired with the proceeds of such loan to the extent permitted by applicable law or regulation;

              (4) To provide such ancillary services as defined by applicable laws or regulations to the extent the Trustee fully satisfies the requirements imposed therein;

              (5) In accordance with applicable laws or regulations, to invest any portion or all of the assets of the Plan of any Signatory in such time deposits or certificates of deposit of such Signatory, the Trustee, or any other bank or similar financial institution which is a fiduciary of the Plan, if (i) such bank or financial institution is supervised by the United States or a state; (ii) such deposits bear reasonable rates of return in interest; and (iii) the guidelines for prohibited transaction statutory or administrative exemptions, as applicable, are satisfied; notwithstanding the foregoing and any authority of the Plan Committee under the Plan, a decision of the Plan Committee to direct the Trustee to invest in certificates of deposit and other time deposits of the Signatory must be ratified and approved by the Board of Directors of such Signatory acting here in such capacity as a plan fiduciary;

              (6) To cause any investment in the Trust Fund to be registered in, or transferred into, its name as Trustee or the name of its nominee or nominees or retain them unregistered or in form permitting transferability by delivery, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund; and

              (7) To exercise all other powers presently or hereafter granted to trustees by the Texas Trust Code not in conflict with the provisions hereof, it being intended to incorporate herein by reference all provisions of the Texas Trust Code as now or hereafter amended.

          (g) Notwithstanding any other provisions of this Declaration of Trust, all or any part of the assets held hereunder may be invested in:

              (1) any collective investment trust (pooled fund or common trust fund) which then provides for the pooling of assets of employee pension benefits plans which are qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code provided that such trust (or fund) is exempt from tax under the Code or regulations or rulings thereunder and is then maintained by the Trustee or an affiliate of the Trustee; in which case the provisions of the document governing the trust (or fund), as amended from time to time, shall govern the investments therein and such provisions are incorporated herein and made a part of this Declaration of Trust; and

              (2) shares of any open-end or closed-end investment company registered under the Investment Company Act of 1940 (15 U.S.C. (S)80a-1, et. seq.), as amended. The Trustee shall not be precluded from making such investment on the grounds that an investment company is organized, sponsored or controlled by the Trustee or an affiliate of the Trustee, or on the grounds that the Trustee or an affiliate of the Trustee provides services to such investment company as investment advisor, custodian, transfer agent, registrar, distributor or otherwise; provided that any requirements of the U.S. Department of Labor ("DOL") and/or the Internal Revenue Service ("IRS") are complied with in making purchases and sales of any such shares and in particular the provisions of Prohibited Transaction Class Exemption 77-4 (March 31, 1977, 47FRI8732) as modified or amended by subsequent exemptions. The Trustee is specifically authorized to invest in shares of the investment portfolios offered by the Westcore Trust, subject, as aforesaid, to compliance with applicable DOL and IRS requirements.

     4.4  Records. The Trustee shall maintain a complete and separate account
          -------
for each Signatory's Plan and shall within thirty (30) days following a Signatory Plan's Valuation Date furnish the Signatory and System Coordinator with a report of such Signatory's account for the previous twelve (12) month period. Such report shall contain complete data applicable to such account upon which the System Coordinator can base its annual valuation.

     Annual reports prepared for each Signatory by the Trustee described above shall reflect the market value of the Signatory's Trust fund as of the Valuation Date applicable to such Signatory. Each such report shall reflect:

          (a) A statement of assets and liabilities showing cost and market value of all assets;

          (b) A statement for the period since the last report showing purchases, with costs, sales, with profit or loss and any other investment changes, income and disbursements;

          (c) A statement of cash receipts and disbursements for the prior twelve (12) month period;

          (d) A statement of income on an accrual basis exclusive of realized capital gains or losses during the preceding twelve (12) month period.

     Each asset held by the Trustee shall be allocated and credited to the Trust Fund of the Signatory which contributed or authorized such investment. All assets of a Signatory which are represented by "units" or a "percentage of participation" in a pooled investment account maintained by the Trustee shall be valued at market value as determined in accordance with the provisions of the trust agreement governing such pooled investment accounts. If a Signatory or a Plan Committee should be dissatisfied with any item or items appearing on the annual report prepared by the Trustee, then not later than three (3) months after receipt of the Trustee's report the objecting party or parties shall prepare and deliver to the Trustee written exceptions to the specific item or items thereof stating the reason therefor. Any annual report, or any specific item or items thereof to which no written exceptions have been delivered to the Trustee within such three (3) month period shall be considered approved by all parties concerned. The books and records of the Trustee so far as they relate to the Trust Fund of any Signatory shall be made available to the Plan Committee of such Signatory during regular business hours upon ten (10) days notice to the Trustee.

     Not less frequently than once during each period of three months, the Trustee shall determine the value of the assets in any pooled investment account which any part of a Signatory's Trust Fund is invested. The valuation of assets in such pooled investment accounts will be determined at their market value, or in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied.

     4.5  Compensation.  The Trustee shall be paid such reasonable compensation
          ------------
for its services hereunder as may be agreed upon from time to time by and between the Trustee and the System Committee to include reimbursement of the Trustee from the Signatory's Trust Fund for any reasonable expenses incurred by the Trustee on behalf of such Signatory.

     4.6  Responsibility.  The Trustee shall not be responsible for any acts or
          --------------
omissions of the System Committee, any Signatory, any Plan Committee, Investment Manager or the System Coordinator. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction or order, purporting to have been issued by any of the above. The Trustee shall also be fully protected in acting in good faith upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be the act of one of the parties described above.

     4.7  Change of Name, Merger or Consolidation.  No change of name of the
          ---------------------------------------
Trustee acting hereunder, nor a merger or consolidation with any other corporation, shall affect its right, power and authority to act as Trustee of this System so long as its successor satisfies the qualification requirements of the Trustee described in Section 4.2.

     4.8  Resignation or Discharge of the Trustee  The Trustee may resign  with
          ---------------------------------------
or without cause or be discharged with or without cause and be relieved of its duties by the System Committee, but such resignation or discharge shall become effective only at the expiration of ninety (90) days from and after the date written notice thereof is forwarded by registered or certified mail by the Trustee or the System Committee as the case may be, to the other party and to each Signatory.

     Upon such resignation or discharge the Trustee shall have the right to a full, final and complete settlement of its account with each Signatory either
(i) by agreement of settlement between said resigning or discharged Trustee and each Signatory; or (ii) if no such agreement can be reached then by judicial settlement in an action instituted by the resigning or discharged Trustee in a court of competent jurisdiction in the county where the resigning or discharged Trustee's place of business is located. Upon the making of such settlement, the resigning or discharged Trustee shall transfer to the successor trustee the Trust Fund as then constituted and true copies of its records relating to each Signatory and shall execute all documents necessary to transfer the Trust Fund to the successor trustee. The resigning or discharged Trustee thereupon shall be discharged from further liability for all matters included within such settlement.

     4.9  Successor Trustee.  If the Trustee acting hereunder should resign or
          -----------------
be discharged, the System Committee shall forthwith appoint a successor Trustee meeting the qualifications described in Section 4.2. Any successor trustee appointed hereunder may qualify as such by executing, acknowledging, and delivering to the System Committee and Trustee an instrument acceptable to the System Committee and Trustee evidencing its acceptance of such appointment, whereupon such successor trustee shall be and become vested with all the estate, rights, powers, discretions, duties and obligations as Trustee pursuant to this Declaration of Trust.

     4.10 Reliance Upon Acts of Trustee.  No person dealing with the Trustee
          -----------------------------
under this System shall be required to verify the application by the Trustee of any money paid or other property delivered to the Trustee, and any person dealing with the Trustee under this system shall be entitled to rely upon the representations and decisions of the Trustee as to its authority and are released from duty of inquiry with respect thereto. Any action of the Trustee hereunder shall be evidenced for all purposes of this Declaration of Trust by a certificate of the Trustee duly signed by an authorized officer of the Trustee, and such certificate when received by any person shall constitute conclusive evidence of the facts recited therein and shall fully protect all persons relying thereon. A third party dealing with the Trustee shall not be required to make any inquiry as to whether the Trustee is authorized to take or omit any action, and any person dealing with the Trustee in good faith shall be fully protected in acting upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by such person to be genuine, to have been signed by a duly authorized officer or agent of the Trustee, and to be the act of the Trustee.

                                   ARTICLE V

                               SYSTEM COORDINATOR

     5.1  Qualification and Duties.  The System Coordinator shall be a firm of
          ------------------------
employee benefit consultants and actuaries appointed by the System Committee for the purpose of working with Signatories and the Trustee in the design, installation, and rendering of administrative duties for Plans which are from time to time established by signatories. The System Coordinator shall perform advisory, consulting, marketing, and such other duties and responsibilities for the System and System Committee as deemed necessary from time to time by the System Committee or any Signatory. The System Coordinator shall not have any duty, responsibility, discretionary control or authority with respect to receipt, management, investment, or distribution of the Trust Fund.

     5.2  Compensation.  The System Coordinator shall receive compensation for
          ------------
any and all services rendered to the System, System Committee, and individual Signatories in such form and amount as may be agreed upon from time to time by and between the System Coordinator and System Committee. With specific reference to compensation for services rendered to a Signatory, such compensation shall be in the amount as prescribed by a published fee schedule agreed upon by and between the System Coordinator and System Committee from time to time which shall enumerate the services to be rendered on behalf of an individual Signatory's plan.

     5.3  Resignation or Discharge of System Coordinator.  The System
          ----------------------------------------------
Coordinator may resign with or without cause or be discharged and relieved of its duties, with or without cause by the System Committee, but such resignation or discharge shall become effective only at the expiration of ninety (90) days from the date written notice or such resignation or discharge is forwarded by registered or certified mail by the System Coordinator or the System Committee, as the case may be, to the other party and to the Trustee.

     5.4  Successor System Coordinator.  If the System Coordinator should resign
          ----------------------------
or be discharged, the System Committee shall forthwith appoint a successor System Coordinator meeting the qualifications described above. Upon the making of such appointment, the resigning or discharged System Coordinator shall transfer to the successor System Coordinator true copies of all records relating to the System and to all present Signatories and shall execute such documents or instruments deemed necessary by the System Committee to transfer such records to the successor System Coordinator.


                                   ARTICLE VI

                       PERFORMANCE EVALUATION CONSULTANT

     6.1  Qualification and Duties.  The Performance Evaluation Consultant shall
          ------------------------
be a firm appointed by the System Committee employing one or more individuals having experience in the analysis of relative investment performance of discretionary plan trust funds of plans qualified under Section 401(a) of the Code. The Performance Evaluation Consultant shall review with the System Committee on a periodic basis investment policy, guidelines, and objectives and a comparative analysis of the Trust Fund together with such other duties and responsibilities as deemed necessary from time to time by the System Committee. The Performance Evaluator shall not have any duty, responsibility, discretionary control or authority with respect to investment of the Trust Fund.

     6.2  Compensation. The Performance Evaluation Consultant shall receive
          ------------
compensation for any and all services rendering hereunder in such form and amounts as may be agreed upon from time to time by and between the Performance Evaluation Consultant and System Committee. Nothing contained herein shall prevent an individual Signatory hereto from employing the Performance Evaluation Consultant for purposes of rendering services with regard to the individual Signatory's Plan with compensation for such services to be determined by and between the Performance Evaluation Consultant and individual Signatory.

     6.3  Resignation or Discharge of Performance Evaluation Consultant.  The
          -------------------------------------------------------------
Performance Evaluation Consultant may resign with or without cause or be discharged and relieved of its duties with or without cause by the System Committee with such resignation or discharge as the case may be effective as of the date written notice of such resignation or discharge is delivered to the other party evidencing such resignation or discharge.

     6.4  Successor Performance Evaluation Consultant.  If the Performance
          -------------------------------------------
Evaluation Consultant should resign or be discharged, the System Committee shall forthwith appoint a successor Performance Evaluation Consultant meeting the qualifications described above. Upon the making of such appointment, the resigning or discharged Performance Evaluation Consultant shall transfer to the successor Performance Evaluation Consultant true copies of all records relating to the System maintained by the Performance Evaluation Consultant in the performance of its duties and responsibilities as directed by the System Committee.

                                  ARTICLE VII

                               INVESTMENT MANAGER

     7.1  Qualification and Duties.  The System Committee May from time to time
          ------------------------
at its discretion appoint one or more Investment Managers to perform such duties and responsibilities as described below under the supervision of the System Committee as set forth in writing by the System Committee and delivered to the Investment Manager and Trustee. The Investment Manager shall be either (i) registered under the Investment Advisor's Act of 1940 and having within its discretionary management of $250,000,000 or more of qualified employee benefit plan assets; or (ii) a bank or trust company supervised by a State or Federal agency, as defined in the Investment Advisor's Act of 1940.

     With respect to accounts under its management and control, the Investment Manager shall:

          (a) Acknowledge in writing that the Investment Manager has received, read, and understands the Declaration of Trust and related plan documents and that the Investment Manager is a fiduciary with respect to the Plan and Trust Fund in such account;

          (b) Acknowledge in writing that the Investment Manager has assumed the duties and responsibilities conferred by the System Committee;

          (c) Select specific investments to be used for purposes of achieving the investment objectives;

          (d) Prepare an economic analysis pertaining to decisions on the purchasing or sale of investments in the account;

          (e) Make all decisions relating to asset mix within the investment account;

          (f) Attend meetings upon the request of the System Committee for purposes of furnishing information relative to the economy and information concerning the investment account structure to take advantage of findings concerning the economy;

          (g) Perform such other functions as the System Committee may from time to time deem necessary or advisable.

     Any Investment Manager duly appointed and authorized by the System Committee in accordance with this Section, shall, during the period of its appointment, possess fully and absolutely those powers, rights, and duties of the Trustee (to the extent delegated by the System Committee and to the extent permissible under the terms of this Declaration of Trust) with respect to the investment or reinvestment of that portion of the Trust Fund over which such Investment Manager has investment management authority. During any period of time when such Investment Manager is so appointed and serving, and with respect to those assets of the Trust Fund over which such Investment Manager exercises investment management authority, the Trustee shall have no responsibility for the investment performance thereof and shall be responsible only for providing such accounting services, and executing such investment instructions as directed by such Investment Manager. The Trustee shall not be responsible for any acts or omissions of such Investment Manager. Any certificates or other instrument duly signed by such Investment Manager (or the authorized representative of such Investment Manager), purporting to evidence any instruction, direction or order of such Investment Manager with respect to the investment of those assets of the plan over which the Investment Manager has investment management authority shall be accepted by the Trustee as conclusive proof thereof. The Trustee shall also be fully protected in acting in good faith upon any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and to be the act of such Investment Manager (or the authorized representative of such Investment Manager). The Trustee shall not be liable for any action taken or omitted by such Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith upon direction of such Investment Manager.

     7.2  Compensation.  The Investment Manager shall be compensated on a fee
          ------------
basis in such form and amount as may be agreed upon from time to time by and between the Investment Manager and System Committee.

     7.3  Resignation or Discharge of Investment Manager.  The Investment
          ----------------------------------------------
Manager may resign with or without cause or be discharged and relieved of its duties with or without cause by the System Committee but such resignation or discharge shall become effective as of the date written notice of such resignation or discharge as the case may be is forwarded by registered or certified mail by the Investment Manager or System Committee to the other party and to the Trustee.

     7.4  Successor Investment Manager.  If the Investment Manager should resign
          ----------------------------
or be discharged, the System Committee shall forthwith appoint a successor Investment Manager meeting the qualifications described above. Upon the making of such appointment, the resigning or discharged Investment Manager shall transfer to the successor Investment Manager true copies of all records of accounts managed by the Investment Manager in the performance of its duties and responsibilities as directed by the System Committee.

                                  ARTICLE VIII

                            ADMINISTRATIVE EXPENSES

     8.1  Payment by Signatories.   Each individual Signatory shall pay any and
          ----------------------
all expenses incurred in the administration of its Plan under the System including, but not limited to, fees of the Trustee and System Coordinator either through payment directly from the Signatory or through the Signatory's Trust Fund.

                                   ARTICLE IX

                     PROHIBITION AGAINST DIVERSION OF FUNDS

     9.1  Exclusive Benefit.  Except to the extent provided in an individual
          -----------------
Signatory's Plan and as permitted by applicable law or regulation, it shall be impossible at any time prior to satisfaction of all liabilities with respect to participants and their beneficiaries, for any portion of the Trust Fund of an individual Signatory's Plan, whether corpus or income, or any funds contributed thereto, to be used for, or diverted to, purposes other than the exclusive benefit of participants and beneficiaries under such individual Signatory's Plan.

                                   ARTICLE X

                                   AMENDMENTS

     10.1 Amendment of Declaration of Plan Documents.  The System Committee,
          ------------------------------------------
with the consent of a majority of the Signatories, expressly reserves the right to amend this Declaration of Trust at any time and to any lawful extent deemed advisable. Such amendment shall be evidenced by an instrument in writing duly executed and acknowledged by the Chairman and Secretary of the System Committee and each such amendment shall become effective upon ratification thereof by a majority of the Signatories and upon delivery of such instrument to the Trustee. No amendment, however, shall (i) affect the rights, duties or responsibilities of the Trustee without the written approval of the Trustee; (ii) cause or permit any portion of the Trust Fund to revert to any Signatory; or (iii) deprive any Participant of any benefit vested in him under the provisions of a Signatory's Plan, unless such an amendment shall be required in order to qualify this System for tax purposes under provisions of the Code in effect from time to time and applicable laws or regulations.

     Notwithstanding provisions to the contrary herein, the System Committee expressly reserves the right to amend this Declaration of Trust and Plan documents as Exhibits thereto without approval by any Signatory in the following respects:

          (a)  Adopting new Plans;

          (b) Amending any existing Plan which has not been adopted by a Signatory;

          (c) Adopting, deleting, or amending instruments establishing pooled investment funds under the System for the exclusive benefit of Signatories; or

          (d) Adopting revisions in Plans for purposes of satisfying requirements of the Act, Code, and applicable laws or regulations.

                                   ARTICLE XI

                                 MISCELLANEOUS

     11.1 Liability.  The Texas Bankers Association shall not be responsible for
          ---------
any acts or omissions of the Trustee, System Committee, System Coordinator, Performance Evaluation Consultant, Investment Manager, Plan Committee, Signatory, or any employee, participant, or beneficiary of a Signatory.

     11.2 Governing Law.  This Declaration of Trust shall be construed and
          -------------
enforced according to the Code, the Act, applicable regulations thereunder and the laws of the State of Texas to the extent not preempted by the Act.

     11.3 Severability of Provisions.  If any provision of this Declaration of
          --------------------------
Trust, which shall include instruments incorporated herein by reference, shall be held illegal or invalid for any reason, such illegality or invalidity shall not effect the remaining provisions hereof, instead, each provision shall be fully severable and the Declaration of Trust shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     11.4 Headings.  The headings and subheadings of this Declaration of Trust
          --------
have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

     11.5 Multiple Copies.  This Declaration of Trust, which shall include
          ---------------
instruments incorporated herein by reference, may be executed in any number of counterparts, each of which shall be deemed the original and all of which shall constitute but one and the same document. Any xerox, photostatic or similarly reproduced copy of this Plan shall also be deemed an original for all purposes.

     11.6 Retention of Affiliate of Trustee.  It is contemplated that an
          ---------------------------------
affiliate of the Trustee may be retained to provide investment advice with regard to one or more Texas Bankers Association Retirement System collective investment funds for a fee that is acceptable to the System Committee.

     IN WITNESS WHEREOF, the Chairman and Secretary of the System Committee of the Texas Bankers Association Retirement System and First Interstate Bank of Texas, N.A., Trustee, have caused this amended and restated Declaration of Trust to be approved as to form and executed by the Trustee on this the 13th day of May, 1991, to become effective as of April 1, 1991, pursuant to the direction of the System Committee with respect to all Plans in existence on such date and upon the written consent and approval of a majority of the Signatories and thereafter effective with respect to later adoption by any other Signatories upon their execution of an appropriate Adoption Agreement.

                                        APPROVED AS TO FORM AND DUTIES
                                        HEREUNDER OF THE SYSTEM COMMITTEE

                                        ACCEPTED BY:

                                        TEXAS BANKERS ASSOCIATION
                                        RETIREMENT SYSTEM

ATTEST:

                                        By /s/
                                           ------------------------------------
/s/
----------------------------                  ---------------------------------
Assistant Secretary                           (Title)
(Title)

                                        ACCEPTED BY:

                                        TEXAS BANKERS ASSOCIATION
                                        RETIREMENT SYSTEM

ATTEST:

                                        By /s/
                                           ------------------------------------
/s/                                           Secretary, System Committee
---------------------------                   (Title)
Assistant to the President
(Title)


                                        ACCEPTED BY:

                                        FIRST INTERSTATE BANK OF
                                        TEXAS, NA., TRUSTEE

ATTEST:                                 By /s/
                                           ------------------------------------
                                              Vice President and Trust Officer
/s/                                           (Title)
---------------------------

---------------------------
(Title)

                                FIRST AMENDMENT
                  TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM
                              DECLARATION OF TRUST

     WHEREAS, the Texas Bankers Association, a nonprofit corporation organized and existing under the laws of the State of Texas (the "Association") and First Interstate Bank of Texas, N.A. (the "Trustee"), by Declaration of Trust effective April 1, 1991, amended and restated the Texas Bankers Association Retirement System (the "System") originally effective November 1, 1948; and

     WHEREAS, Section 10.1 of said Declaration of Trust reserves to the System Committee as constituted pursuant to Article III thereof, the right to amend the Declaration of Trust at any time to any lawful extent deemed advisable; and

     WHEREAS, the System Committee deems it advisable to amend the Declaration of Trust to permit signatory banks to the Texas Bankers Association Retirement System which possess duly constituted trust powers to serve as trustee of any plan adopted by such bank under the System:

     NOW, THEREFORE, BE IT RESOLVED, that effective as of June 1, 1992, the Declaration of Trust establishing the Texas Bankers Association Retirement System is hereby amended and restated in the following particulars, but only the following particulars, to wit:

     SECTION 1.1 CONCERNING THE DECLARATION OF TRUST IS HEREBY AMENDED IN THE SECOND PARAGRAPH TO READ AS FOLLOWS:

          The System established by the terms of this Declaration of Trust as it relates individually to each Signatory by virtue of such Signatory's executed Adoption Agreement and, if applicable, such Signatory's Individual Trust Agreement consists of the following documents incorporated herein by reference as fully as if copied verbatim herein:

     SECTION 1.1, SUBPARAGRAPH (A) IS HEREBY AMENDED TO READ AS FOLLOWS:

               (a) Declaration of Trust (each Plan's adoption constitutes a separate trust) or, if indicated in the Adoption Agreement and executed by the Signatory, the Signatory's Individual Trust Agreement;

     THE FIRST TWO LINES OF THE SENTENCE IN SECTION 1.1, SUBPARAGRAPH (B) ARE AMENDED TO READ AS FOLLOWS:

               (b) One or more of the Plans or collective investment fund documents attached as Exhibits hereto or attached to the Signatory's Individual Trust Agreement which include:

     SECTION 1.1, SUBPARAGRAPH (C) IS HEREBY AMENDED TO READ AS FOLLOWS:

               (c) Individual Signatory's Adoption Agreement, and any amendments thereto, which incorporates by reference the terms of this Declaration of Trust and/or the Signatory's Individual Trust Agreement and the applicable Exhibits described above.

     ARTICLE II IS HEREBY AMENDED TO ADD THE DEFINITION FOR "INDIVIDUAL TRUST AGREEMENT" TO BE NUMBERED AS 2.8 AND SHALL READ AS FOLLOWS:

          2.8 "INDIVIDUAL TRUST AGREEMENT" means a trust agreement adopted in lieu of this Declaration of Trust, as indicated in the Adoption Agreement, which names the Signatory or one of its Affiliates as the Trustee solely with respect to the Signatory's Plan. An Individual Trust Agreement must incorporate by reference the Signatory's Adoption Agreement and any amendments thereto.

     SECTIONS 2.8 THROUGH 2.17 ARE HEREBY RENUMBERED AS SECTIONS 2.9 THROUGH
2.18 TO ACCOMMODATE THE ADDITION OF THE NEW SECTION 2.8 REGARDING THE DEFINITION FOR "INDIVIDUAL TRUST AGREEMENT."

     SECTION 2.10 REGARDING THE DEFINITION OF "PLAN" IS HEREBY RENUMBERED TO BE
SECTION 2.11 AND IS HEREBY AMENDED TO READ AS FOLLOWS:

          2.11 "PLAN" means any Plan adopted by a Signatory or Affiliate which is an Exhibit to this Declaration of Trust.

     SECTION 2.16 REGARDING THE DEFINITION OF "TRUST FUND" IS HEREBY RENUMBERED TO BE SECTION 2.17 AND IS AMENDED TO READ AS FOLLOWS:

          2.17 "TRUST FUND" means, when referring to a particular Signatory's Plan, all property of every kind contributed by a Signatory pursuant to the terms of the Plan adopted by such Signatory or Affiliate and held in trust by the Trustee pursuant to the terms hereof and, when referring to the entire System, "Trust Fund" means the collective Trust Fund of all Signatories which maintain the Declaration Trust.

     SECTION 2.17 REGARDING THE DEFINITION OF "TRUSTEE" IS HEREBY RENUMBERED TO BE SECTION 2.18 AND AMENDED TO READ AS FOLLOWS:

          2.18 "TRUSTEE" means First Interstate Bank of Texas, N.A. or any duly appointed, qualified, and acting successor trustee appointed by the System Committee pursuant to Article IV hereof.

     SECTION 3.2(B) REGARDING THE SYSTEM COMMITTEE MEMBERSHIP IS AMENDED TO READ AS FOLLOWS:

               (b) One (1) voting member who shall be the immediate past Chairman of the System Committee and, in the event such past Chairman's term on the System Committee shall have expired, shall be designated as a special voting member of the System Committee for a term of one (1) year;

     SECTION 4.3 REGARDING DUTIES AND POWERS IS AMENDED TO READ AS FOLLOWS:

          4.3 DUTIES AND POWERS. The Trustee is hereby authorized and empowered to perform for and on behalf of each Signatory the following functions with respect to the Trust Fund of such Signatory which maintains the Declaration of Trust.

     THE FIRST PARAGRAPH OF SECTION 4.4 REGARDING RECORDS IS AMENDED TO READ AS
FOLLOWS:

          4.4 RECORDS. The Trustee shall maintain complete and separate account for the Plan of each Signatory which maintains the Declaration of Trust and shall within thirty (30) days following a Signatory Plan's Valuation Date furnish the Signatory and System Coordinator with a report of such Signatory's account for the previous twelve (12) month period. Such report shall contain complete data applicable to such account upon which the System Coordinator can base its annual valuation.

     SECTION 4.6 REGARDING RESPONSIBILITIES IS AMENDED TO READ AS FOLLOWS:

          4.6 RESPONSIBILITY. The Trustee shall not be responsible for any acts or omissions of the System Committee, any trustee of an Individual Trust Agreement, any Signatory, any Plan Committee, Investment Manager or the System Coordinator. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction or order, purporting to have been issued by any of the above. The Trustee shall also be fully protected in acting in good faith upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be the act of one of the parties described above. The Trustee is responsible only for the funds actually received by it as Trustee.

     IN WITNESS WHEREOF, the Chairman and Secretary of the System Committee of the Texas Bankers Association Retirement System and First Interstate Bank of Texas, N.A., Trustee have caused this amended and restated Declaration of Trust to be approved as to form and executed by the Trustee on this the 1st day of September, 1992, to become effective as of June 1, 1992, pursuant to the direction of the System Committee with respect to all Plans in existence on such date and upon the written consent and approval of a majority of the Signatories and thereafter effective with respect to later adoption by any other Signatories upon their execution of an appropriate Adoption Agreement.

                                        APPROVED AS TO FORM AND
                                        DUTIES HEREUNDER OF THE
                                        SYSTEM COMMITTEE


                                        ACCEPTED BY:

                                        TEXAS BANKERS ASSOCIATION
                                        RETIREMENT SYSTEM

ATTEST:
                                        BY: /s/
                                            ----------------------------------
                                              Chairman, System Committee
------------------

------------------
(Title)


                                        ACCEPTED BY:

                                        TEXAS BANKERS ASSOCIATION
                                        RETIREMENT SYSTEM

ATTEST:
                                        BY: /s/
                                            ----------------------------------
                                               Secretary, System Committee
------------------

------------------
(Title)

                                        ACCEPTED BY:

                                        FIRST INTERSTATE BANK OF TEXAS, N.A.,
                                        TRUSTEE

ATTEST:
                                        BY: /s/
                                            ----------------------------------
                                               Vice President and Trust Officer
------------------

------------------
(Title)